UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2008

Date of reporting period: May 1, 2007— April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Opportunities Fund

4|30|08

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Capital
Opportunities
Fund

4 | 30 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	19
Financial statements	20
Federal tax information	40
Brokerage commissions	40
Shareholder meeting results	41
About the Trustees	42
Officers	46

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of  0.6%. To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Capital Opportunities Fund: Seeking
overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value can be based on the firm’s physical assets (factories, inventory, or staff) or on less easily quantifiable measures (long-term competitive advantage, management team expertise, or research and development efforts). A stock’s price, however, may or may not accurately reflect the company’s underlying value.

A stock may be mispriced for many reasons, such as when the company has problems that concern its management, industry, or product line. Temporary factors, such as a cyclical industry downturn or a one-time inventory issue, may also cause a stock to be undervalued.

In addition, unlike the widely followed large, blue-chip companies, smaller companies are less likely to be covered by industry researchers. This lack of coverage can lead to the undervaluation of these stocks. It is up to the Putnam Capital Opportunities Fund’s management team to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

To uncover undervalued stocks with the long-term potential for growth, the members of the fund’s management team draw on their experience as well as on the expertise of Putnam’s equity analysts. Because the fund is managed in Putnam’s “blend” style, the team is not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in these companies.

The fund invests some or assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Investor overreaction can mean investment opportunities

An important factor in the analysis performed by the management team of Putnam Capital Opportunities Fund is “behavioral insight.” When an event that negatively affects a company occurs, such as a temporary inventory shortage or a change in management, investors may overreact, either by selling off the stock or buying it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio managers and analysts of Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates sophisticated quantitative models, behavioral insights, and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund holdings
have spanned sectors and industries over time.

Performance and portfolio snapshots

Putnam Capital Opportunities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Due to extraordinary events in the financial
markets, the fund — which we believe is
positioned well for the long term — did not
perform as well as its benchmark.”

Joseph Joseph, Portfolio Leader, Putnam Capital Opportunities Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Joe, how did the fund perform for its fiscal year, which ended April 30, 2008?

We are disappointed that the fund had a loss for the period, and was unable to keep pace with its benchmark, the Russell 2500 Index, or its Lipper peer group. The under-performance was due in part to consumer stocks that struggled as consumer spending weakened, and holdings in the financials sector, which were hurt badly by subprime issues. Some consumer stocks, however, contributed positively to returns, as did holdings in shipping, chemical, and steel-related industries.

You mentioned the subprime crisis, which has been dominating financial news headlines. Can you explain what happened?

The dominant theme was a wave of anxiety in response to a rising number of subprime mortgage foreclosures. Subprime mortgages are loans made to borrowers with weak credit histories. Financial stocks were initially affected by these subprime problems, and then were hurt further as a result of mounting problems in the credit markets. And, during the second half of 2007, stock market volatility intensified as investors grew more concerned about this weakness spreading beyond the financials sector and to the overall economy.

How did this environment affect the fund’s performance?

Throughout the period, we continued to employ our disciplined investment strategy, using a series of valuation factors to identify stocks that we believed were trading below their intrinsic value. Our goal is to find those that will appreciate over time as the market recognizes their value. Due in part to the extraordinary events in the financial markets over the past year, the fund — which we believe is positioned well for the long term — did not perform as well as its benchmark. In studying the performance of attractively valued stocks, it is hard to identify another period that has delivered such intense short-term performance fluctuations, and our valuation approach went unrewarded. As attractively valued stocks underperformed, stocks with attractive “momentum” characteristics, i.e., those with short-term share-price acceleration, did very well. While some investors moved

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 14.

their holdings toward these momentum stocks, we have remained committed to valuation investing. It is worth noting that the types of stocks we target for the fund have generally performed well since the beginning of 2008.

Can you discuss some of the stocks that detracted from fund performance?

In the financials sector, the stocks of Radian, a mortgage insurance and financial services company, and FirstFed Financial, a savings and loan holding company, were primary detractors from performance for the fiscal year. These companies struggled due to increases in defaults on residential real-estate loans, caused by falling home prices. Radian was sold from the portfolio by the close of the period. In the retail sector, the stock of Select Comfort declined. This manufacturer of high-end specialty beds has delivered disappointing results due to constrained consumer spending. While its short-term performance has been disappointing, we believe the stock remains attractively valued, and it was among the portfolio’s holdings at the close of the fiscal year. Another detractor that remained in the portfolio was King Pharmaceuticals. Although the company faces mounting competition from generic product manufacturers, we believe investors have overreacted, the stock has been oversold, and it is trading below its long-term value.

Which stocks contributed positively to performance?

Among the top contributors were stocks in the steel industry, particularly U.S. steel producer Steel Dynamics and Cleveland-Cliffs, which mines and supplies iron ore. Both companies benefited from steady steel prices in 2007 and the expectation of price increases in 2008 for iron ore and hot rolled coil. Investors have reacted positively, expecting that these companies will experience further earnings and cash flow growth in 2008 and beyond. By the close of the period, Steel Dynamics had been sold from the portfolio.

Another highlight in the portfolio was chemical company FMC Corporation. This company’s products include insecticides that are used to control pests and enhance crop yields. With record corn prices and a positive backdrop for farm income, combined with food supply/demand imbalances, the market has anticipated that FMC’s earnings and cash flow will continue to grow at high rates. Another positive contributor was the stock of Overseas Shipholding. This company is involved in the transportation of crude and refined oil, and higher oil prices have increased shipping rates. The stock is still in the portfolio as the outlooks for both oil supply/demand and transportation services are still strong.

Have you made any other notable shifts in the portfolio?

Top 10 holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 4/30/08. The fund’s holdings will change over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Brocade Communications Systems, Inc. (1.8%)	Technology	Computers
Autoliv, Inc. (Sweden) (1.8%)	Capital goods	Trucks and parts
Overseas Shipholding Group (1.8%)	Transportation	Shipping
Hasbro, Inc. (1.6%)	Consumer cyclicals	Toys
MicroStrategy, Inc. (1.6%)	Technology	Software
CenturyTel, Inc. (1.4%)	Communication services	Telecommunications
Aeropostale, Inc. (1.4%)	Consumer cyclicals	Retail
Wolverine World Wide, Inc. (1.4%)	Consumer cyclicals	Retail
Invitrogen Corp. (1.4%)	Health care	Biotechnology
Emulex Corp. (1.4%)	Technology	Computers

We have reduced the fund’s exposure to consumer discretionary stocks, which tend to be the most sensitive to economic cycles. We began the period with a modest overweight position in this sector, relative to our benchmark, the Russell 2500 Index. By the close of the period, the fund’s weighting was more in line with that of the benchmark. As we trimmed the weighting in that sector, we increased the fund’s technology holdings; tech stocks were slightly overweight, relative to the benchmark, at the close of the fiscal year.

As the fund begins a new fiscal year, what is your outlook?

As I mentioned earlier, the types of attractively valued stocks that we seek for the fund have outperformed into the beginning of 2008. At the close of the fund’s fiscal year, the stock market had recovered from its low point in mid-March, but investors still remained concerned about the state of the economy. The market stabilized in large part because of significant actions by the Fed, including aggressive interest-rate cuts and policy changes, such as its agreement to lend money to Wall Street investment banks for the first time since the 1930s.

As always, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research to identify a wide array of companies with the potential to reward investors over time.

Thank you, Joe, for your time and insights today.

I N  T H E  N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of our investment.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	92.80%	81.68%	79.18%	79.18%	79.22%	79.22%	83.63%	77.17%	88.15%	96.86%
Annual average	6.84	6.20	6.06	6.06	6.06	6.06	6.32	5.94	6.58	7.07

5 years	74.12	64.15	67.59	65.59	67.57	67.57	69.82	63.96	71.88	76.23
Annual average	11.73	10.42	10.88	10.61	10.88	10.88	11.17	10.39	11.44	12.00

3 years	22.85	15.78	19.98	17.55	20.01	20.01	21.07	16.88	21.83	23.77
Annual average	7.10	5.01	6.26	5.54	6.27	6.27	6.58	5.34	6.80	7.37

1 year	–18.45	–23.13	–19.11	–22.77	–19.09	–19.82	–18.78	–21.63	–18.67	–18.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/1/98 to 4/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,918 and $17,922, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,717 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,815 and $19,686, respectively.

Comparative index returns For periods ended 4/30/08

		Lipper Small-Cap
	Russell 2500	Core Funds
	Index	category average*

Life of fund	114.44%	107.32%
Annual average	7.99	7.14

5 years	100.38	89.42
Annual average	14.91	13.44

3 years	31.46	25.17
Annual average	9.55	7.62

1 year	–8.84	–11.73

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/08, there were 794, 637, 493, and 194 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1
Income	$0.051		—	—	—		$0.031	$0.083

Capital gains

Short-term	0.165		$0.165	$0.165	$0.165		0.165	0.165

Long-term	0.776		0.776	0.776	0.776		0.776	0.776

Total	$0.992		$0.941	$0.941	$0.941		$0.972	$1.024

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/07	$12.49	$13.25*	$11.54	$11.66	$11.84	$12.27*	$12.34	$12.72

4/30/08	9.25	9.81	8.45	8.55	8.73	9.05	9.12	9.43

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	85.50%	74.81%	72.39%	72.39%	72.51%	72.51%	76.48%	70.27%	80.93%	89.35%
Annual average	6.48	5.84	5.69	5.69	5.70	5.70	5.94	5.56	6.21	6.70

5 years	82.12	71.75	75.09	73.09	75.29	75.29	77.55	71.38	79.68	84.37
Annual average	12.74	11.42	11.85	11.60	11.88	11.88	12.17	11.38	12.43	13.02

3 years	10.54	4.15	7.98	5.79	8.01	8.01	8.85	5.05	9.62	11.43
Annual average	3.40	1.36	2.59	1.89	2.60	2.60	2.87	1.66	3.11	3.67

1 year	–19.14	–23.80	–19.89	–23.51	–19.85	–20.58	–19.64	–22.47	–19.44	–18.97

Fund’s annual operating expenses For the fiscal year ended 4/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from November 1, 2007, to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.68	$ 9.16	$ 9.16	$ 8.01	$ 6.84	$ 4.52

Ending value (after expenses)	$873.50	$869.90	$870.30	$872.60	$872.70	$875.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2008, use the calculation method below. To find the value of your investment on November 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.12	$ 9.87	$ 9.87	$ 8.62	$ 7.37	$ 4.87

Ending value (after expenses)	$1,018.80	$1,015.07	$1,015.07	$1,016.31	$1,017.55	$1,020.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense ratio for Lipper peer group†	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Capital Opportunities Fund	37%	59%	60%	71%	135%

Lipper Small-Cap Core Funds category average	86%	82%	83%	86%	86%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 4/30/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Small-and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader, and Randy Farina, John Ferry, and Franz Valencia are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/07.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 284,000	$ 87,000,000

Putnam employees	$8,680,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam International Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Randy Farina is also a Portfolio Member of Putnam International Capital Opportunities Fund.

John Ferry is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Franz Valencia is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended April 30, 2008, Portfolio Member Gerald Moore left, and Portfolio Member Randy Farina joined, your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years —these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

20th	14th	87th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 711, 546, and 435 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2007. In this regard, the Trustees considered that Putnam Management had implemented management team changes that it believed would clarify and strengthen the fund’s investment philosophy and process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Core Funds category for the one-year, five-year, and life-of-fund periods ended March 31, 2008, were 86%, 74%, and 56%, respectively. Over the one-year, five-year, and life-of-fund periods ended March 31, 2008, the fund ranked 679th out of 795, 359th out of 485, and 109th out of 194 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Opportunities Fund (a series of Putnam Investment Funds):

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 9, 2008

The fund’s portfolio 4/30/08

COMMON STOCKS (98.2%)*

	Shares	Value

Advertising and Marketing Services (0.1%)
Greenfield Online, Inc. †	53,400	$609,294
Marchex, Inc. Class B (S)	4,903	50,648
ValueClick, Inc. †	21,031	419,568
Valuevision Media, Inc. Class A †	21,700	121,303
		1,200,813

Aerospace and Defense (0.5%)
Alliant Techsystems, Inc. † (S)	17,800	1,957,644
Sturm Ruger & Co., Inc. †	15,100	113,552
Teledyne Technologies, Inc. †	29,012	1,703,875
		3,775,071

Airlines (0.1%)
Continental Airlines, Inc.
Class B †	65,600	1,179,488

Automotive (0.8%)
Aftermarket Technology Corp. †	10,700	245,137
Dollar Thrifty Automotive Group †	7,300	96,287
Lear Corp. † (S)	139,500	3,985,515
Tenneco Automotive, Inc. †	93,595	2,394,160
		6,721,099

Banking (2.5%)
Banco Latinoamericano de
Exportaciones SA Class E (Panama)	1,880	35,344
Bank of Hawaii Corp.	5,251	287,912
Cardinal Financial Corp.	7,000	53,900
City Bank	35,387	641,212
City Holding Co.	26,003	1,081,205
Community Bancorp †	31,000	344,100
Corus Bankshares, Inc. #	49,327	361,567
Cullen/Frost Bankers, Inc.	7,866	439,080
First Citizens BancShares, Inc. Class A	1,725	242,828
First Financial Bankshares, Inc. (S)	34,032	1,531,100
FirstFed Financial Corp. †	30,778	470,288
Frontier Financial Corp.	4,079	65,264
Great Southern Bancorp, Inc.	4,472	67,438
Imperial Capital Bancorp, Inc.	2,990	45,059
Independent Bank Corp.	105,100	3,072,073
International Bancshares Corp.	20,527	512,970
NBT Bancorp, Inc.	17,900	407,762
Old Second Bancorp, Inc.	2,448	60,049
Republic Bancorp, Inc. Class A	9,350	216,266
S&T Bancorp, Inc.	54,000	1,839,780
Sierra Bancorp (S)	5,800	125,338
SVB Financial Group †	86,648	4,216,292
SY Bancorp, Inc.	3,166	77,979
TrustCo Bank Corp. NY (S)	18,663	162,928
Wilmington Trust Corp.	105,024	3,453,189
		19,810,923

Basic Materials (—%)
Foamex International, Inc. † (S)	46,348	30,590
General Moly, Inc. † (S)	13,500	122,040
		152,630

COMMON STOCKS (98.2%)* continued

	Shares	Value

Beverage (—%)
Coca-Cola Bottling Company Consolidated	846	$48,408

Biotechnology (2.5%)
Albany Molecular Research, Inc. †	116,420	1,352,800
Applera Corp. — Applied Biosystems
Group (S)	86,292	2,753,578
Ariad Pharmaceuticals, Inc. †	42,670	126,303
Cubist Pharmaceuticals, Inc. †	89,100	1,724,976
eResearch Technology, Inc. †	351	4,275
Invitrogen Corp. † (S)	114,500	10,713,765
Martek Biosciences Corp. †	2,852	100,562
Quidel Corp. †	188,956	3,025,186
		19,801,445

Broadcasting (0.1%)
Lin TV Corp. Class A †	885	8,868
Sinclair Broadcast Group, Inc. Class A	106,974	940,301
		949,169

Building Materials (0.9%)
AAON, Inc.	7,600	137,408
Apogee Enterprises, Inc.	119,700	2,670,507
Comfort Systems USA, Inc.	1,235	16,796
Interface, Inc. Class A (S)	28,100	360,804
Lennox International, Inc.	111,000	3,678,540
LSI Industries, Inc.	8,633	94,618
		6,958,673

Chemicals (5.0%)
Arch Chemicals, Inc.	96,256	3,279,442
Cambrex Corp.	104,320	610,272
Celanese Corp. Ser. A	14,400	644,400
Cytec Industries, Inc.	5,100	300,951
Eastman Chemical Co.	69,600	5,115,600
FMC Corp.	107,737	6,763,729
Georgia Gulf Corp. (S)	20,858	125,357
Hercules, Inc.	121,780	2,289,464
Innospec, Inc. (United Kingdom)	7,546	153,863
Lubrizol Corp. (The)	81,800	4,770,576
NewMarket Corp.	75,839	4,924,226
Olin Corp.	75,915	1,531,206
OM Group, Inc. † (S)	34,800	1,905,648
PolyOne Corp. †	38,200	281,916
Rockwood Holdings, Inc. †	132,600	4,894,266
Sigma-Adrich Corp.	11,550	658,581
Spartech Corp.	31,220	279,107
Valspar Corp.	19,840	436,083
Westlake Chemical Corp.	13,280	221,909
		39,186,596

Coal (0.1%)
Foundation Coal Holdings, Inc.	9,500	569,810

Commercial and Consumer Services (2.7%)
Advance America Cash Advance
Centers, Inc.	9,885	87,087
Alliance Data Systems Corp. †	8,393	481,842
Bowne & Co., Inc.	223,619	3,721,020

COMMON STOCKS (98.2%)* continued

	Shares	Value

Commercial and Consumer Services continued
Chemed Corp.	101,107	$3,447,749
CPI Corp. (S)	17,334	326,919
CRA International, Inc. †	3,600	124,128
Deluxe Corp.	65,200	1,386,152
DynCorp International, Inc. Class A †	36,856	661,565
EZCORP, Inc. Class A †	209,886	2,548,016
Heartland Payment Systems, Inc.	1,200	26,280
HMS Holdings Corp. †	16,400	422,628
Jackson Hewitt Tax Service, Inc.	5,900	87,969
Landauer, Inc.	21,200	1,128,900
Maximus, Inc.	7,300	276,816
Pre-Paid Legal Services, Inc. †	525	22,964
Spherion Corp. †	108,743	537,190
Tech Data Corp. †	175,000	5,881,750
		21,168,975

Communications Equipment (0.4%)
Comtech Telecommunications Corp. †	8,400	325,332
F5 Networks, Inc. †	19,028	430,604
Foundry Networks, Inc. †	30,400	386,992
Plantronics, Inc.	72,800	1,813,448
		2,956,376

Computers (6.7%)
Actuate Corp. †	123,600	503,052
ANSYS, Inc. † (S)	173,918	6,996,721
Blackbaud, Inc.	25,737	604,562
Brocade Communications
Systems, Inc. † (S)	2,006,328	14,365,308
Checkpoint Systems, Inc. †	13,700	355,241
Emulex Corp. †	816,418	10,686,912
Insight Enterprises, Inc. †	94,100	1,134,846
InterVoice, Inc. †	9,820	61,571
Jack Henry & Associates, Inc. (S)	151,300	3,976,164
Lexmark International, Inc. Class A †	7,600	238,564
Logitech International SA (Switzerland) †	15,344	465,319
Magma Design Automation, Inc. †	125,557	1,171,447
Micros Systems, Inc. †	171,537	6,115,294
MTS Systems Corp.	12,800	440,064
Omniture, Inc. †	8,526	194,563
Polycom, Inc. †	17,225	385,840
Progress Software Corp. †	90,957	2,749,630
Sigma Designs, Inc. † (S)	15,300	273,564
SPSS, Inc. †	46,844	1,978,691
Trident Microsystems, Inc. †	141,702	614,987
		53,312,340

Conglomerates (0.5%)
AMETEK, Inc.	80,600	3,910,712

Construction (1.2%)
Chicago Bridge & Iron Co., NV
(Netherlands)	105,518	4,203,837
Perini Corp. †	137,600	4,978,368
		9,182,205

COMMON STOCKS (98.2%)* continued

	Shares	Value

Consumer (0.8%)
CSS Industries, Inc.	44,318	$1,385,824
Helen of Troy, Ltd. (Bermuda) †	132,500	2,240,575
Hooker Furniture Corp. (S)	124,278	2,606,110
		6,232,509

Consumer Finance (0.4%)
AmeriCredit Corp. †	79,300	1,107,028
Asta Funding, Inc.	53,995	770,509
Portfolio Recovery Associates, Inc.	4,999	220,006
World Acceptance Corp. †	28,689	1,129,773
		3,227,316

Consumer Goods (1.2%)
Blyth Industries, Inc.	176,753	2,976,521
Church & Dwight Co., Inc.	54,600	3,102,372
Jarden Corp. †	1,308	27,887
Scotts Miracle-Gro Co. (The) Class A	101,775	3,372,824
		9,479,604

Consumer Services (1.0%)
Overstock.com, Inc. † (S)	17,000	326,740
Sapient Corp. †	38,076	271,101
TrueBlue, Inc. †	548,720	6,985,206
		7,583,047

Containers (0.1%)
Pactiv Corp. †	9,122	217,012
Sealed Air Corp.	9,751	246,603
		463,615

Distribution (—%)
Green Mountain Coffee Roasters, Inc. †	4,971	160,066

Electric Utilities (0.7%)
UniSource Energy Corp.	175,800	5,491,992

Electrical Equipment (0.8%)
Hubbell, Inc. Class B	71,500	3,198,195
LoJack Corp. †	86,400	854,496
Rofin-Sinar Technologies, Inc. †	54,074	2,059,138
		6,111,829

Electronics (2.6%)
Analogic Corp.	7,800	449,202
Ansoft Corp. †	56,098	1,860,210
ASE Test, Ltd. (Taiwan) †	144,600	2,119,836
Cubic Corp.	42,600	1,154,886
Greatbatch, Inc. †	22,211	403,796
Methode Electronics, Inc. Class A	107,269	1,162,796
Nam Tai Electronics, Inc. (Hong Kong)	144,900	1,493,919
QLogic Corp. †	33,169	529,377
Semtech Corp. †	126,000	2,046,240
Synopsys, Inc. †	198,163	4,579,547
Technitrol, Inc.	68,300	1,434,300
TriQuint Semiconductor, Inc. †	325,487	2,144,959
Zoran Corp. †	80,300	1,056,748
		20,435,816

COMMON STOCKS (98.2%)* continued

	Shares	Value

Energy (3.4%)
Cal Dive International, Inc. † (S)	29,000	$353,510
Grey Wolf, Inc. † (S)	775,500	4,862,385
Hercules Offshore, Inc. † (S)	15,856	417,964
NATCO Group, Inc. † (S)	50,043	2,532,176
Parker Drilling Co. †	49,732	398,851
SEACOR Holdings, Inc. †	33,100	2,817,141
Tidewater, Inc. (S)	122,816	8,010,060
Trico Marine Services, Inc. † (S)	204,700	7,715,143
Willbros Group, Inc. (Panama) †	1,527	55,109
		27,162,339

Entertainment (—%)
Macrovision Corp. †	9,742	153,729

Financial (—%)
Advanta Corp. Class B	19,068	167,417
Asset Acceptance Capital Corp.	3,493	42,091
		209,508

Food (—%)
Arden Group, Inc.	553	74,102

Forest Products and Packaging (1.4%)
Buckeye Technologies, Inc. †	72,107	622,283
Glatfelter	14,100	205,719
Packaging Corp. of America	163,150	3,586,037
Rock-Tenn Co. Class A	181,300	6,151,509
Sonoco Products Co.	7,980	262,941
		10,828,489

Health Care Services (2.7%)
Air Methods Corp. †	5,900	236,590
Alnylam Pharmaceuticals, Inc. † (S)	43,500	1,090,980
Amedisys, Inc. †	37,000	1,916,600
AMERIGROUP Corp. †	109,700	2,851,103
AMN Healthcare Services, Inc. †	14,800	215,932
Healthspring, Inc. †	79,200	1,333,728
IMS Health, Inc.	2,567	63,533
Lincare Holdings, Inc. †	299,800	7,297,132
Medcath Corp. †	47,612	883,679
Molina Healthcare, Inc. † (S)	41,600	1,032,928
RehabCare Group, Inc. †	4,043	68,731
Warner Chilcott, Ltd. Class A †	249,600	4,295,616
		21,286,552

Homebuilding (0.6%)
NVR, Inc. † (S)	7,200	4,417,200

Household Furniture and Appliances (0.4%)
American Woodmark Corp. (S)	89,300	1,685,091
Conn’s, Inc. † (S)	4,985	87,886
La-Z-Boy, Inc. (S)	18,000	114,660
Select Comfort Corp. † (S)	517,998	1,564,354
		3,451,991

Insurance (9.5%)
American Financial Group, Inc.	49,510	1,357,564
American Physicians Capital, Inc.	72,984	3,382,808
Amerisafe, Inc. †	68,300	973,958

COMMON STOCKS (98.2%)* continued

	Shares	Value

Insurance continued
Amtrust Financial Services, Inc.	16,500	$256,575
Aspen Insurance Holdings, Ltd. (Bermuda)	157,505	4,093,555
CNA Surety Corp. †	116,517	1,541,520
Delphi Financial Group Class A	93,550	2,546,431
EMC Insurance Group, Inc.	33,799	986,931
Employers Holdings, Inc.	2,232	42,587
Endurance Specialty Holdings, Ltd.
(Bermuda)	65,469	2,430,864
FBL Financial Group, Inc. Class A	5,400	149,526
Fidelity National Title Group, Inc. Class A	19,700	315,003
First Mercury Financial Corp. †	28,775	454,645
FPIC Insurance Group, Inc. †	6,600	307,098
Hanover Insurance Group, Inc. (The)	32,545	1,460,620
Harleysville Group, Inc.	45,922	1,673,857
HCC Insurance Holdings, Inc.	428,226	10,568,618
Hilb, Rogal & Hamilton Co.	14,899	431,028
Horace Mann Educators Corp.	25,109	424,844
IPC Holdings, Ltd. (Bermuda)	63,050	1,835,386
Mercury General Corp.	1,697	84,663
National Interstate Corp.	24,239	551,437
Odyssey Re Holdings Corp.	45,400	1,624,412
Phoenix Companies, Inc. (The)	32,900	427,700
Platinum Underwriters Holdings,
Ltd. (Bermuda)	2,740	98,284
RenaissanceRe Holdings, Ltd. (Bermuda)	103,586	5,328,464
Safety Insurance Group, Inc.	92,044	3,304,380
SeaBright Insurance Holdings, Inc. †	84,000	1,303,680
Selective Insurance Group	159,572	3,402,075
Stancorp Financial Group	86,574	4,436,052
State Auto Financial Corp.	4,925	135,684
Universal American
Financial Corp. †	290,700	3,119,211
W.R. Berkley Corp.	376,874	9,681,893
Zenith National Insurance Corp.	164,303	6,102,213
		74,833,566

Investment Banking/Brokerage (1.3%)
Affiliated Managers Group †	28,420	2,823,243
Eaton Vance Corp.	44,846	1,641,364
FBR Capital Markets Corp. †	54,740	355,810
Federated Investors, Inc.	16,163	541,137
Interactive Brokers Group, Inc. Class A †	20,700	653,499
Investment Technology Group, Inc. †	17,267	833,305
Jefferies Group, Inc.	27,210	511,548
Pzena Investment Management, Inc.
Class A	880	10,692
Raymond James Financial, Inc.	11,673	335,832
Waddell & Reed Financial, Inc. Class A	67,965	2,301,295
		10,007,725

Leisure (—%)
Monaco Coach Corp.	13,400	84,822

COMMON STOCKS (98.2%)* continued

	Shares	Value

Machinery (2.7%)
AGCO Corp. †	35,500	$2,134,615
Applied Industrial Technologies, Inc.	139,743	3,376,191
Cascade Corp. (S)	58,287	2,520,913
Gardner Denver, Inc. †	53,500	2,485,075
Manitowoc Co., Inc. (The) (S)	215,300	8,142,646
NACCO Industries, Inc. Class A	11,300	1,015,870
Regal-Beloit Corp.	38,400	1,424,256
		21,099,566

Manufacturing (0.6%)
EnPro Industries, Inc. † (S)	67,800	2,461,140
Robbins & Myers, Inc.	14,813	590,446
Roper Industries, Inc.	30,500	1,894,660
		4,946,246

Medical Technology (0.9%)
Alliance Imaging, Inc. †	23,000	187,450
ArthroCare Corp. † (S)	4,200	189,252
Conmed Corp. †	13,721	350,160
Edwards Lifesciences Corp. † (S)	65,694	3,640,761
Mentor Corp. (S)	86,639	2,535,924
		6,903,547

Metals (1.7%)
AK Steel Holding Corp.	34,374	2,158,000
Cleveland-Cliffs, Inc. #	7,700	1,235,080
North American Galvanizing &
Coatings, Inc. † (S)	462,191	2,440,368
Northwest Pipe Co. †	2,238	95,160
Olympic Steel, Inc.	10,650	545,280
Reliance Steel & Aluminum Co.	57,150	3,473,577
Schnitzer Steel Industries, Inc. Class A	6,600	580,800
Worthington Industries , Inc. (S)	181,700	3,272,417
		13,800,682

Natural Gas Utilities (0.5%)
WGL Holdings, Inc.	112,700	3,696,560

Office Equipment & Supplies (0.5%)
Ennis Inc.	175,000	2,964,500
Steelcase, Inc.	116,157	1,287,020
		4,251,520

Oil & Gas (2.0%)
Alon USA Energy, Inc. (S)	13,980	195,021
Berry Petroleum Co. Class A	24,452	1,210,863
Bois d’Arc Energy, Inc. †	80,100	1,914,390
Calumet Specialty Products Partners, LP (S)	20,900	289,465
Comstock Resources, Inc. †	13,435	611,158
Delta Petroleum Corp. †	19,267	472,812
Encore Acquisition Co. †	9,100	415,233
Frontier Oil Corp.	8,900	221,165
Mariner Energy, Inc. †	54,511	1,502,323
MarkWest Energy Partners LP	10,262	366,353
PetroHawk Energy Corp. †	79,424	1,877,583
Stone Energy Corp. †	44,700	2,724,018
Tesoro Corp.	77,826	1,956,546

COMMON STOCKS (98.2%)* continued

	Shares	Value

Oil & Gas continued
Unit Corp. †	11,084	$703,945
Whiting Petroleum Corp. †	21,705	1,660,867
		16,121,742

Pharmaceuticals (3.1%)
Biovail Corp. (Canada)	127,118	1,454,230
Endo Pharmaceuticals Holdings, Inc. †	88,700	2,202,421
King Pharmaceuticals, Inc. †	788,846	7,407,264
Medicis Pharmaceutical Corp. Class A	117,919	2,429,131
Nektar Therapeutics †	20,204	97,383
Sciele Pharma, Inc. † (S)	67,460	1,299,954
Watson Pharmaceuticals, Inc. †	301,722	9,365,451
		24,255,834

Railroads (0.6%)
GATX Corp.	105,935	4,661,140

Real Estate (7.3%)
Annaly Mortgage
Management, Inc. (R)	5,000	83,800
Anthracite Capital, Inc. (R)	400,314	3,122,449
Anworth Mortgage Asset Corp. (R)	11,900	79,492
Apartment Investment &
Management Co. Class A (R)	2,970	109,831
Ashford Hospitality Trust, Inc. (R)	284,300	1,646,097
CB Richard Ellis Group, Inc. Class A †	15,421	356,534
CBL & Associates Properties (R)	265,296	6,497,099
Colonial Properties Trust (R)	8,785	212,861
DiamondRock Hospitality Co. (R)	287,022	3,659,531
Douglas Emmett, Inc. (R)	6,532	155,200
Entertainment Properties Trust (R)	17,829	951,355
Essex Property Trust, Inc. (R)	1,810	215,390
FelCor Lodging Trust, Inc. (R)	94,987	1,195,886
First Industrial Realty Trust (R)	23,816	719,481
Gramercy Capital Corp. (R)	145,246	2,759,674
Hospitality Properties Trust (R)	263,441	8,464,359
Jones Lang LaSalle, Inc.	5,940	461,003
Kite Realty Group Trust (R)	30,855	419,011
LaSalle Hotel Properties (R)	17,807	571,070
Lexington Corporate Properties Trust (R)	29,097	418,997
LTC Properties, Inc. (R)	83,848	2,283,181
Macerich Co. (The) (R)	945	69,108
Medical Properties Trust, Inc. (R)	56,550	687,083
MFA Mortgage Investments, Inc. (R)	70,500	492,795
Mid-America Apartment
Communities, Inc. (R)	7,880	413,700
National Health Investors, Inc. (R)	158,180	4,838,726
National Retail Properties, Inc. (R)	242,244	5,549,810
Nationwide Health Properties, Inc. (R)	91,502	3,295,902
Omega Healthcare Investors, Inc. (R)	265,787	4,651,273
Pennsylvania Real Estate
Investment Trust (R)	11,705	294,732
Ramco-Gershenson Properties (R)	6,258	140,617
Resource Capital Corp. (R)	410	3,563
Saul Centers, Inc. (R)	8,096	403,990

COMMON STOCKS (98.2%)* continued

	Shares	Value

Real Estate continued
SL Green Realty Corp. (R)	4,482	$415,930
Tanger Factory Outlet Centers (R)	15,633	630,635
Taubman Centers, Inc. (R)	9,282	526,011
Thomas Properties Group, Inc.	12,300	102,459
Ventas, Inc. (R)	10,579	513,716
		57,412,351

Regional Bells (0.1%)
Cincinnati Bell, Inc. †	190,000	881,600

Restaurants (0.1%)
CBRL Group, Inc.	7,000	258,580
Denny’s Corp. †	111,042	349,782
		608,362

Retail (9.5%)
Aeropostale, Inc. † (S) #	351,284	11,167,318
AnnTaylor Stores Corp. † (S)	330,100	8,351,530
Books-A-Million, Inc.	186,186	1,508,107
Brown Shoe Co., Inc.	82,692	1,379,303
Buckle, Inc. (The) (S)	52,400	2,545,592
Cash America International, Inc.	19,062	777,539
Cato Corp. (The) Class A	325,161	5,609,027
Christopher & Banks Corp.	14,900	176,565
Dollar Tree, Inc. †	258,377	8,164,713
First Cash Financial Services, Inc. †	13,600	201,824
Jos. A. Bank Clothiers, Inc. † (S)	56,000	1,366,960
Longs Drug Stores Corp. (S)	75,400	3,020,524
Nash Finch Co.	42,140	1,541,481
NBTY, Inc. †	140,100	3,943,815
Perry Ellis International, Inc. †	45,373	1,036,319
Systemax, Inc. (S)	184,526	2,952,416
Toro Co. (The) (S)	192,262	8,149,986
USANA Health Sciences, Inc. † (S)	116,574	2,273,193
Weyco Group, Inc.	3,999	109,213
Wolverine World Wide, Inc. (S)	375,459	10,790,692
		75,066,117

Schools (0.9%)
Career Education Corp. † (S)	341,993	6,891,159

Semiconductor (0.4%)
Advanced Energy
Industries, Inc. † (S)	85,475	1,196,650
Brooks Automation, Inc. †	11,400	118,104
Novellus Systems, Inc. †	86,442	1,889,622
Photronics, Inc. †	36,100	382,660
		3,587,036

Shipping (2.4%)
Accuride Corp. †	324,747	2,588,234
Arkansas Best Corp. (S)	60,328	2,381,749
General Maritime Corp.	9,680	252,938
Overseas Shipholding Group	184,560	13,889,986
Wabash National Corp.	3,989	33,428
		19,146,335

COMMON STOCKS (98.2%)* continued

	Shares	Value

Software (2.7%)
BMC Software, Inc. †	111,000	$3,858,360
Citrix Systems, Inc. †	102,357	3,352,192
McAfee, Inc. †	9,346	310,755
MicroStrategy, Inc. †	141,067	12,516,875
Red Hat, Inc. † (S)	17,827	366,701
TIBCO Software, Inc. †	44,000	337,480
Websense, Inc. †	30,014	583,772
		21,326,135

Staffing (0.3%)
Administaff, Inc.	39,200	1,026,648
CDI Corp.	3,236	88,019
Heidrick & Struggles International, Inc. (S)	43,000	1,286,990
Korn/Ferry International † (S)	11,720	218,695
Resources Connection, Inc.	7,013	141,733
		2,762,085

Technology (0.3%)
Amkor Technologies, Inc. †	191,300	1,826,915
CACI International, Inc. Class A † (S)	7,040	352,845
		2,179,760

Technology Services (2.9%)
Acxiom Corp.	334,500	3,957,135
Asiainfo Holdings, Inc. (China) †	169,009	2,056,840
Blue Coat Systems, Inc. †	39,400	831,734
COMSYS IT Partners, Inc. †	157,318	1,286,861
CSG Systems International, Inc. †	37,800	457,380
Digital River, Inc. †	5,340	175,419
Factset Research Systems, Inc. (S)	70,245	4,216,807
Fair Isaac Corp.	12,179	301,674
Global Payments, Inc.	17,769	786,456
Global Sources, Ltd. (Bermuda) † (S)	53,610	744,643
Harris Interactive, Inc. †	59,045	147,613
Secure Computing Corp. †	36,500	241,630
SonicWall, Inc. †	161,406	1,241,212
Travelzoo, Inc. †	8,600	95,804
United Online, Inc.	629,093	6,718,713
		23,259,921

Telecommunications (3.0%)
ADTRAN, Inc. (S)	150,610	3,563,433
CenturyTel, Inc.	352,100	11,425,638
j2 Global Communications, Inc. †	288,181	6,167,073
NeuStar, Inc. Class A †	13,780	379,088
NTELOS Holdings Corp.	23,700	613,356
Premiere Global Services, Inc. †	28,009	406,691
Shenandoah Telecom Co.	8,900	120,684
Syniverse Holdings, Inc. †	25,211	396,065
USA Mobility, Inc. †	135,900	970,326
		24,042,354

Textiles (0.2%)
Maidenform Brands, Inc. †	101,300	1,509,370

Tire & Rubber (0.1%)
Cooper Tire & Rubber	35,000	459,900

COMMON STOCKS (98.2%)* continued

	Shares	Value

Tobacco (0.4%)
Alliance One International, Inc. †	189,880	$1,167,762
Universal Corp.	33,353	2,140,929
		3,308,691

Toys (1.7%)
Hasbro, Inc. (S)	354,510	12,606,376
Jakks Pacific, Inc. †	34,436	808,902
		13,415,278

Transportation (0.1%)
Hornbeck Offshore Services, Inc. † (S)	18,400	917,608

Transportation Services (0.4%)
HUB Group, Inc. Class A †	70,434	2,302,487
Pacer International, Inc.	43,664	810,404
		3,112,891

Trucks & Parts (1.8%)
Autoliv, Inc. (Sweden)	228,554	13,996,647
Standard Motor Products, Inc. (S)	60,233	366,217
		14,362,864

Total common stocks (cost $797,048,404)		$776,567,204

INVESTMENT COMPANIES (—%)* (cost $273,302)

	Shares	Value

MCG Capital Corp.	21,700	$166,222

SHORT-TERM INVESTMENTS (17.1%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.96%
to 3.11% and due dates
ranging from May 1, 2008 to
June 27, 2008 (d)	$117,423,931	$117,266,084
Putnam Prime Money Market Fund (e)	17,866,333	17,866,333

Total short-term investments (cost $135,132,417)		$135,132,417

TOTAL INVESTMENTS
Total investments (cost $932,454,123)		$911,865,843

  * Percentages indicated are based on net assets of $790,545,262.

  † Non-income-producing security.

  # A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2008.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2008.

     At April 30, 2008, liquid assets totaling $7,458,810 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 4/30/08

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	58	$4,161,500	Jun-08	$13,707
S&P 500 Index (Long)	2	693,000	Jun-08	(1,758)
S&P Mid Cap 400 Index E-Mini (Long)	31	2,604,310	Jun-08	26,168

Total				$38,117

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08

ASSETS

Investment in securities, at value, including $113,690,326 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $914,587,790)	$893,999,510
Affiliated issuers (identified cost $17,866,333) (Note 5)	17,866,333

Dividends, interest and other receivables	944,838

Total assets	912,810,681

LIABILITIES

Payable for variation margin (Note 1)	24,105

Payable for securities purchased	177,843

Payable for shares of the fund repurchased	2,909,400

Payable for compensation of Manager (Notes 2 and 5)	1,212,888

Payable for investor servicing fees (Note 2)	261,253

Payable for custodian fees (Note 2)	4,478

Payable for Trustee compensation and expenses (Note 2)	111,526

Payable for administrative services (Note 2)	2,089

Payable for distribution fees (Note 2)	160,091

Collateral on securities loaned, at value (Note 1)	117,266,084

Other accrued expenses	135,662

Total liabilities	122,265,419

Net assets	$790,545,262

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$811,479,208

Undistributed net investment income (Note 1)	1,774,934

Accumulated net realized loss on investments (Note 1)	(2,158,717)

Net unrealized depreciation of investments	(20,550,163)

Total — Representing net assets applicable to capital shares outstanding	$790,545,262

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($341,117,508 divided by 36,870,798 shares)	$9.25

Offering price per class A share (100/94.25 of $9.25)*	$9.81

Net asset value and offering price per class B share ($81,891,564 divided by 9,685,876 shares)**	$8.45

Net asset value and offering price per class C share ($18,437,992 divided by 2,155,337 shares)**	$8.55

Net asset value and redemption price per class M share ($7,994,941 divided by 916,244 shares)	$8.73

Offering price per class M share (100/96.50 of $8.73)*	$9.05

Net asset value, offering price and redemption price per class R share ($2,577,124 divided by 282,527 shares)	$9.12

Net asset value, offering price and redemption price per class Y share ($338,526,133 divided by 35,898,887 shares)	$9.43

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/08

INVESTMENT INCOME

Dividends (net of foreign tax of $37,659)	$ 15,499,248

Interest (including interest income of $1,209,114 from investments in affiliated issuers) (Note 5)	1,395,488

Securities lending	2,055,868

Total investment income	18,950,604

EXPENSES

Compensation of Manager (Note 2)	5,859,784

Investor servicing fees (Note 2)	3,254,462

Custodian fees (Note 2)	9,866

Trustee compensation and expenses (Note 2)	62,917

Administrative services (Note 2)	31,478

Distribution fees — Class A (Note 2)	1,077,779

Distribution fees — Class B (Note 2)	1,236,356

Distribution fees — Class C (Note 2)	271,261

Distribution fees — Class M (Note 2)	88,099

Distribution fees — Class R (Note 2)	12,962

Other	388,842

Non-recurring costs (Notes 2 and 6)	2,418

Costs assumed by Manager (Notes 2 and 6)	(2,418)

Fees waived and reimbursed by Manager (Note 5)	(22,517)

Total expenses	12,271,289

Expense reduction (Note 2)	(90,782)

Net expenses	12,180,507

Net investment income	6,770,097

Net realized gain on investments (Notes 1 and 3)	3,993,005

Net realized loss on futures contracts (Note 1)	(5,205,789)

Net unrealized depreciation of investments and futures contracts during the year	(210,155,608)

Net loss on investments	(211,368,392)

Net decrease in net assets resulting from operations	$(204,598,295)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	4/30/08	4/30/07

Operations:
Net investment income	$ 6,770,097	$ 1,792,463

Net realized gain (loss) on investments	(1,212,784)	145,999,971

Net unrealized depreciation of investments	(210,155,608)	(22,651,574)

Net increase (decrease) in net assets resulting from operations	(204,598,295)	125,140,860

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(1,966,613)	(37,308)

Class R	(7,314)	—

Class Y	(2,741,840)	(962,566)

Net realized short-term gain on investments

Class A	(6,362,572)	(11,154,909)

Class B	(1,886,606)	(4,576,972)

Class C	(411,146)	(803,789)

Class M	(172,248)	(377,781)

Class R	(38,929)	(41,557)

Class Y	(5,450,645)	(9,284,105)

From net realized long-term gain on investments

Class A	(29,923,370)	(44,731,557)

Class B	(8,872,768)	(18,353,809)

Class C	(1,933,631)	(3,223,220)

Class M	(810,087)	(1,514,917)

Class R	(183,084)	(166,647)

Class Y	(25,634,549)	(37,229,571)

Redemption fees (Note 1)	25,001	16,754

Increase (decrease) from capital share transactions (Note 4)	(80,434,168)	20,948,092

Total increase (decrease) in net assets	(371,402,864)	13,646,998

NET ASSETS

Beginning of year	1,161,948,126	1,148,301,128

End of year (including undistributed net investment income of $1,774,934 and $378,051, respectively)	$ 790,545,262	$1,161,948,126

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2008	$12.49	.08(d)	(2.33)	(2.25)	(.05)	(.94)	(.99)	—(e)	$9.25	(18.45)	$341,118	1.23(d)	.71(d)	37.06
April 30, 2007	12.60	.03(d)	1.36	1.39	—(e)	(1.50)	(1.50)	—(e)	12.49	11.72	508,647	1.23(d)	.23(d)	58.83
April 30, 2006	10.97	.02(d,g)	3.60	3.62	(.07)	(1.92)	(1.99)	—(e)	12.60	34.85	476,325	1.20(d,g)	.13(d,g)	60.27
April 30, 2005	10.16	.06(d,f)	.75	.81	—	—	—	—(e)	10.97	7.97	378,942	1.23(d)	.51(d,f)	70.94
April 30, 2004	7.74	.01	2.41	2.42	—	—	—	—	10.16	31.27	397,300	1.19	.10	134.62

CLASS B
April 30, 2008	$11.54	—(d,e)	(2.15)	(2.15)	—	(.94)	(.94)	—(e)	$8.45	(19.11)	$81,892	1.98(d)	(.04)(d)	37.06
April 30, 2007	11.83	(.06)(d)	1.27	1.21	—	(1.50)	(1.50)	—(e)	11.54	10.92	167,550	1.98(d)	(.53)(d)	58.83
April 30, 2006	10.42	(.07)(d,g)	3.40	3.33	—	(1.92)	(1.92)	—(e)	11.83	33.73	228,590	1.95(d,g)	(.61)(d,g)	60.27
April 30, 2005	9.71	(.02)(d,f)	.73	.71	—	—	—	—(e)	10.42	7.31	218,327	1.98(d)	(.23)(d,f)	70.94
April 30, 2004	7.46	(.06)	2.31	2.25	—	—	—	—	9.71	30.16	271,803	1.94	(.64)	134.62

CLASS C
April 30, 2008	$11.66	—(d,e)	(2.17)	(2.17)	—	(.94)	(.94)	—(e)	$8.55	(19.09)	$18,438	1.98(d)	(.04)(d)	37.06
April 30, 2007	11.94	(.06)(d)	1.28	1.22	—	(1.50)	(1.50)	—(e)	11.66	10.89	34,473	1.98(d)	(.52)(d)	58.83
April 30, 2006	10.50	(.07)(d,g)	3.43	3.36	—	(1.92)	(1.92)	—(e)	11.94	33.76	34,354	1.95(d,g)	(.62)(d,g)	60.27
April 30, 2005	9.79	(.02)(d,f)	.73	.71	—	—	—	—(e)	10.50	7.25	29,854	1.98(d)	(.23)(d,f)	70.94
April 30, 2004	7.52	(.06)	2.33	2.27	—	—	—	—	9.79	30.19	35,584	1.94	(.65)	134.62

CLASS M
April 30, 2008	$11.84	.02(d)	(2.19)	(2.17)	—	(.94)	(.94)	—(e)	$8.73	(18.78)	$7,995	1.73(d)	.21(d)	37.06
April 30, 2007	12.07	(.03)(d)	1.30	1.27	—	(1.50)	(1.50)	—(e)	11.84	11.20	15,921	1.73(d)	(.27)(d)	58.83
April 30, 2006	10.59	(.04)(d,g)	3.46	3.42	(.02)	(1.92)	(1.94)	—(e)	12.07	34.05	17,785	1.70(d,g)	(.36)(d,g)	60.27
April 30, 2005	9.85	—(d,e,f)	.74	.74	—	—	—	—(e)	10.59	7.51	15,802	1.73(d)	.02(d,f)	70.94
April 30, 2004	7.55	(.04)	2.34	2.30	—	—	—	—	9.85	30.46	18,501	1.69	(.40)	134.62

CLASS R
April 30, 2008	$12.34	.05(d)	(2.30)	(2.25)	(.03)	(.94)	(.97)	—(e)	$9.12	(18.67)	$2,577	1.48(d)	.47(d)	37.06
April 30, 2007	12.49	—(d,e)	1.35	1.35	—	(1.50)	(1.50)	—(e)	12.34	11.48	2,610	1.48(d)	(.02)(d)	58.83
April 30, 2006	10.92	(.03)(d,g)	3.59	3.56	(.07)	(1.92)	(1.99)	—(e)	12.49	34.37	1,390	1.45(d,g)	(.21)(d,g)	60.27
April 30, 2005	10.13	.02(d,f)	.77	.79	—	—	—	—(e)	10.92	7.80	457	1.48(d)	.16(d,f)	70.94
April 30, 2004	7.74	(.02)	2.41	2.39	—	—	—	—	10.13	30.88	51	1.44	(.18)	134.62

CLASS Y
April 30, 2008	$12.72	.11(d)	(2.38)	(2.27)	(.08)	(.94)	(1.02)	—(e)	$9.43	(18.27)	$338,526	.98(d)	.97(d)	37.06
April 30, 2007	12.79	.06(d)	1.40	1.46	(.03)	(1.50)	(1.53)	—(e)	12.72	12.12	432,748	.98(d)	.48(d)	58.83
April 30, 2006	11.12	.05(d,g)	3.65	3.70	(.11)	(1.92)	(2.03)	—(e)	12.79	35.06	389,857	.95(d,g)	.38(d,g)	60.27
April 30, 2005	10.26	.08(d,f)	.78	.86	—	—	—	—(e)	11.12	8.38	322,592	.98(d)	.76(d,f)	70.94
April 30, 2004	7.81	.03	2.42	2.45	—	—	—	—	10.26	31.37	324,942.94		.31	134.62

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2008	<0.01%

April 30, 2007	<0.01

April 30, 2006	<0.01

April 30, 2005	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.03%

Class B	<0.01	0.03

Class C	<0.01	0.03

Class M	<0.01	0.03

Class R	0.01	0.09

Class Y	<0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2008, the value of securities loaned amounted to $113,690,326. The fund received cash collateral of $117,266,084, which is pooled with collateral of other Putnam funds into 58 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2008, the fund had a capital loss carryover of $1,419,369 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2016.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2008, the fund reclassified $657,447 to decrease undistributed net investment income with a decrease to accumulated net realized loss of $657,447.

The tax basis components of distributable earnings and the federal tax cost as of April 30, 2008 were as follows:

Unrealized appreciation	$ 94,993,719
Unrealized depreciation	(116,144,495)
—————————————
Net unrealized depreciation	(21,150,776)
Undistributed ordinary income	1,636,192
Capital loss carryforward	(1,419,369)
Cost for federal income tax purposes	$ 933,016,619

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2008, Putnam Management did not waive any of its management fee from the fund.

For the year ended April 30, 2008, Putnam Management has assumed $2,418 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended April 30, 2008, the fund incurred $3,259,929 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended April 30, 2008, the fund’s expenses were reduced by $48,486 under the expense offset arrangements and by $42,296 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $452, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $31,984 and $566 from the sale of class A and class M shares, respectively, and received $101,638 and $3,093 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,230 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $353,175,205 and $508,514,460, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 4/30/08:

Shares sold	9,186,586	$ 102,071,632

Shares issued in connection with
reinvestment of distributions	3,611,873	35,432,467

	12,798,459	137,504,099

Shares repurchased	(16,642,024)	(174,351,792)

Net decrease	(3,843,565)	$ (36,847,693)

Year ended 4/30/07:

Shares sold	9,808,941	$ 118,438,959

Shares issued in connection with
reinvestment of distributions	4,582,695	54,075,773

	14,391,636	172,514,732

Shares repurchased	(11,490,063)	(138,374,308)

Net increase	2,901,573	$ 34,140,424

CLASS B	Shares	Amount

Year ended 4/30/08:

Shares sold	572,414	$ 5,885,137

Shares issued in connection with
reinvestment of distributions	1,129,811	10,157,002

	1,702,225	16,042,139

Shares repurchased	(6,532,919)	(63,700,443)

Net decrease	(4,830,694)	$(47,658,304)

Year ended 4/30/07:

Shares sold	1,251,892	$ 14,107,708

Shares issued in connection with
reinvestment of distributions	1,991,563	21,767,811

	3,243,455	35,875,519

Shares repurchased	(8,051,716)	(90,392,060)

Net decrease	(4,808,261)	$(54,516,541)

CLASS C	Shares	Amount

Year ended 4/30/08:

Shares sold	261,761	$2,757,544

Shares issued in connection with
reinvestment of distributions	232,696	2,117,530

	494,457	4,875,074

Shares repurchased	(1,294,546)	(12,456,530)

Net decrease	(800,089)	$ (7,581,456)

Year ended 4/30/07:

Shares sold	363,421	$4,117,564

Shares issued in connection with
reinvestment of distributions	318,046	3,514,415

	681,467	7,631,979

Shares repurchased	(603,086)	(6,836,810)

Net increase	78,381	$795,169

CLASS M	Shares	Amount

Year ended 4/30/08:

Shares sold	106,329	$ 1,180,400

Shares issued in connection with
reinvestment of distributions	103,254	957,165

	209,583	2,137,565

Shares repurchased	(637,467)	(6,481,935)

Net decrease	(427,884)	$(4,344,370)

Year ended 4/30/07:

Shares sold	170,482	$ 1,970,798

Shares issued in connection with
reinvestment of distributions	166,975	1,871,793

	337,457	3,842,591

Shares repurchased	(466,560)	(5,369,933)

Net decrease	(129,103)	$(1,527,342)

CLASS R	Shares	Amount

Year ended 4/30/08:

Shares sold	130,113	$1,362,436

Shares issued in connection with
reinvestment of distributions	23,661	229,032

	153,774	1,591,468

Shares repurchased	(82,721)	(857,834)

Net increase	71,053	$ 733,634

Year ended 4/30/07:

Shares sold	108,028	$1,289,813

Shares issued in connection with
reinvestment of distributions	17,840	208,204

	125,868	1,498,017

Shares repurchased	(25,689)	(309,715)

Net increase	100,179	$1,188,302

CLASS Y	Shares	Amount

Year ended 4/30/08:

Shares sold	13,760,126	$ 145,613,015

Shares issued in connection with
reinvestment of distributions	3,386,069	33,826,825

	17,146,195	179,439,840

Shares repurchased	(15,273,891)	(164,175,819)

Net increase	1,872,304	$ 15,264,021

Year ended 4/30/07:

Shares sold	10,341,302	$ 126,094,342

Shares issued in connection with
reinvestment of distributions	3,956,354	47,476,242

	14,297,656	173,570,584

Shares repurchased	(10,740,907)	(132,702,504)

Net increase	3,556,749	$ 40,868,080

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2008, management fees paid were reduced by $22,517 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,209,114 for the year ended April 30, 2008. During the year ended April 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $229,348,865 and $228,645,087, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2008, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended April 30, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Morgan Stanley, Citigroup Global Markets, Credit Suisse First Boston, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the year ended April 30, 2008.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, JPMorgan Clearing, Lehman Brothers, RBC Capital Markets, SG Cowen Securities, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

66,693,788	1,166,533	1,244,612

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter	Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*	Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, theTuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow Trustee since 1997

Dr. Joskow is an economist and President of the Alfred . Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University ofTennessee and pursued graduate studies in economics at the University ofTexas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2004, General Counsel,
Senior Vice President and Treasurer	State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director,	Vice President and Chief Compliance Officer
Putnam Investments	Since 2007

Steven D. Krichmar (Born 1958)	Managing Director, Putnam Investments, Putnam Management,
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, member of Bell
Since 2002	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)	Vice President and BSA Compliance Officer
Vice President, Principal Accounting Officer and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Susan G. Malloy (Born 1957)	Vice President, Clerk and Assistant Treasurer
Vice President and Assistant Treasurer	Since 1993
Since 2007
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002
Vice President, Assistant Clerk, Assistant Treasurer
Managing Director, Putnam Investments	and Proxy Manager
Since 2005
James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

.

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN068 251220 6/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2008	$82,521	$--	$3,421	$590*

April 30, 2007	$67,474	$509	$3,228	$ 1,218*

* Includes fees of $590 and $1,115 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30,

2008 and April 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2008 and April 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $51,073 and $155,172 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to review of ICI data.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2008	$ -	$ 15,000	$ -	$ -

April 30, 2007	$ -	$ 61,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2008

Date of reporting period: May 1, 2007— April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Mid Cap Value Fund

4|30|08

Annual Report

PUTNAM INVESTMENTS

4¢
U.S. POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Mid Cap
Value Fund

4| 30| 08

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leaders	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	19
Financial statements	20
Federal tax information	36
Brokerage commissions	36
Shareholder meeting results	37
About the Trustees	38
Officers	42

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the finan-cial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6% . To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Respectfully yours,

Putnam Mid Cap Value Fund: Seeking undervalued companies
before their potential is recognized

Hidden opportunities —and a measure of patience — are key ingredients in the investment strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, which tend to be followed by fewer Wall Street analysts than stocks of larger companies . For firms with strong research capabilities, such as Putnam, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s management team seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to be more agile than large companies, while offering a greater degree of stability than smaller, less mature companies. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. Most have also weathered a full economic cycle.

Because Putnam Mid Cap Value Fund is managed in the value style, its managers also take another important factor into consideration: The stocks they purchase must be attractively priced in relation to the company’s earnings and growth potential. A value stock’s price may be low because the company’s potential is being underestimated or because the company is in an industry that is currently out of favor with investors. Often, companies in the portfolio are undergoing positive changes that may improve their earnings and growth potential.

Catalysts for change can include restructuring, introduction of new products, new management, acquisitions, or streamlining of operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first annual report to shareholders in April 2000, “Once a stock is in the portfolio, patience is called for while waiting for the positive change that can lift the stock’s share price. Accordingly, investors should understand that this fund is most appropriate for those with long-term investment horizons.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Mid Cap Value Fund holdings have spanned industries over time.

Performance and portfolio snapshots

Putnam Mid Cap Value Fund

Average annual total return (%) comparison as of 4/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“The situation in the capital markets and the
economy remains difficult in the face of slowing
economic growth and historically high energy
prices. However, after the Fed’s multiple rate
cuts and its other moves to sustain the
markets, we are hopeful that we are at least on
the path to some sort of recovery.”

James Polk, Portfolio Leader, Putnam Mid CapValue Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

4

Jim and Ned, thanks for taking time today to talk about Putnam Mid Cap Value Fund’s 2008 fiscal year. Ned, how did the fund perform?

Mid-cap value stocks struggled during the 12 months ending April 30, 2008. During this difficult period, the fund declined 12.18%, slightly underperforming its benchmark, the Russell Midcap Value Index — which fell 11.65% — and lagging its Lipper peer group, Mid-Cap Value Funds, which lost 10.17% .

Jim, what factors caused the mid-cap value area to struggle?

Our segment of the market encountered the same issues that restrained the overall stock market, specifically the fallout from the subprime mortgage crisis, disruptions in the financials sector, and concerns about the health of the U.S. economy. Stocks started the period strong, but quickly encountered stiff headwinds from the worsening backdrop caused by rising energy prices and the collapsing housing market. Financial institutions faced significant pressure, culminating in the collapse of investment bank Bear Stearns and its subsequent rescue by JPMorgan Chase & Co., with help from the Federal Reserve. The Federal Reserve Board [the Fed] implemented a series of cuts in the benchmark federal funds target rate —including the rare move in January of making a rate cut between the Board’s regularly scheduled meetings, and two separate reductions of 0.75 percentage points each, an order of magnitude not seen in more than 20 years. The central bank also instituted new programs designed to help ease a liquidity crunch and buoy the financial system. Through the end of the period, though, concerns lingered about how a sustained downturn in consumer spending might influence the economy.

Ned, how did these developments affect your strategy for the fund?

Our overall investment approach didn’t change: we picked stocks from the bottom up, as we are convinced that stock selection should be the main driver of our relative performance. We also looked to maintain a diversified portfolio, at times investing in companies that weren’t part of the fund’s benchmark. Because financial stocks faced significant difficulties, the fund held an underweighted position in that

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 14.

5

sector relative to its benchmark. While our stock selection in the financials sector was beneficial, we remained overweighted in that area relative to our peer group, which, in our opinion, helps explain our underperformance compared to the Lipper average. We overweighted consumer staples, seeing the steady earnings that stocks in this group typically offer as a relatively safe choice within a challenging environment. Energy was overweighted, a positioning that helped, as did overweighting technology, an area in which our holdings held up better than the technology stocks in the index.

Let’s turn our attention to the fund’s holdings, Jim. Which contributed to performance relative to the index?

General Cable is an out-of-benchmark company that manufactures cables and other products used by utilities and industrial companies. It benefited from its ability to integrate a major acquisition and thus increase its exposure to international markets at a time when the U.S. economy was slowing. High-quality steel producer Steel Dynamics rose on the strength of sustained demand from China that helped buoy its prices. Lastly, three energy companies had a significantly positive impact on the fund’s relative performance. Two were natural gas exploration and production companies, EOG Resources — not part of the benchmark — and Newfield Exploration, both of which prospered from rising energy prices, strong operating positions, and prolific properties that they can tap for new sources of natural gas. The third particularly successful energy investment was our long-term holding of energy services company National-Oilwell Varco. The stock continued to rise due to steady increases in oil prices, increased drilling activity, new-rig construction, and the acquisition of a company that helped the firm fill out its product line.

Ned, which stocks detracted?

Three holdings were notable detractors from the fund’s performance relative to its benchmark. The first was drug retailer Rite Aid. Investors turned negative toward the stock because the company held a significant amount of debt after making an acquisition in the midst of its turnaround. We’ve since sold the position. Retailer OfficeMax also declined on concerns that U.S. consumer spending would slow. We bought the stock at what we felt was an attractive valuation — and have maintained the position — feeling that much of the company’s sales activity was tied to business customers rather than the weakening U.S. consumer. Clothing wholesaler Jones Apparel, which was no longer in the fund at period-end, suffered from weakening department store business fundamentals. Two out-of-benchmark positions that we’ve held on to also detracted from

Top 10 holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 4/30/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

BJ's Wholesale Club, Inc. (3.5%)	Consumer staples	Retail
McAfee, Inc. (2.7%)	Technology	Software
OfficeMax, Inc. (2.5%)	Consumer cyclicals	Retail
Atmel Corp. (2.5%)	Technology	Semiconductor
Annaly Mortgage Management, Inc. (2.5%)	Financials	Real estate
Interpublic Group of Companies, Inc. (The) (2.4%)	Consumer cyclicals	Media
Ross Stores, Inc. (2.4%)	Consumer cyclicals	Retail
L-3 Communications Holdings, Inc. (2.2%)	Capital goods	Aerospace and defense
General Cable Corp. (2.2%)	Technology	Electronics
Stanley Works (The) (2.2%)	Consumer cyclicals	Building materials

6

performance: footwear manufacturer Timberland, which struggled in a difficult consumer market for its new products, and industrial distributor Wesco, which suffered from diminished demand and resulting earnings shortfalls within a weakening U.S. economy.

Jim, what’s your outlook?

The situation in the capital markets and the economy remains difficult in the face of slowing economic growth and historically high energy prices. However, after the Fed’s multiple rate cuts and other government moves to sustain the markets, we’re hopeful that the economy is on the path to recovery. In advance of a rebound, we would look to increase investments in beaten-down stocks within finance, and more cyclically oriented areas — companies that could see a positive turn in their business trends. To balance this move, we could shift some fund assets out of energy stocks. We believe these firms continue to offer strong business prospects, but have experienced signifi-cant share-price run-ups. Overall, we intend to maintain our steady approach with the fund, picking stocks one at a time, focusing on diversification, and looking for value combined with some sort of catalyst for change, an attractive long-term story, positive growth prospects, and/or a solid business franchise.

Thank you both for your time and insights today.

I N  T H E  N E W S

The subprime mortgage financial crisis started with the downturn in the U.S. housing market during the fall of 2006 and became a global financial crisis by the summer of 2007. Lax mortgage lending practices in 2005 and 2006 resulted in a rising debt load for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but when these conditions reversed course, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	154.18%	139.53%	138.64%	138.64%	138.41%	138.41%	143.66%	135.14%	149.15%	158.19%
Annual average	11.60	10.82	10.77	10.77	10.76	10.76	11.04	10.58	11.33	11.80

5 years	88.03	77.22	81.22	79.22	81.10	81.10	83.33	76.91	85.85	90.46
Annual average	13.46	12.13	12.63	12.38	12.61	12.61	12.89	12.09	13.20	13.75

3 years	29.07	21.62	26.23	23.69	26.15	26.15	27.13	22.66	28.14	30.13
Annual average	8.88	6.74	8.07	7.34	8.05	8.05	8.33	7.05	8.62	9.18

1 year	–12.18	–17.22	–12.78	–16.43	–12.87	–13.60	–12.64	–15.71	–12.39	–11.91

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/99 to 4/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,864 and $23,841, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $23,514 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $24,915 and $25,819, respectively.

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Comparative index returns For periods ended 4/30/08

		Lipper Mid-Cap
	Russell Mid Cap	Value Funds
	Value Index	category average*

Life of fund	145.44%	143.09%
Annual average	11.14	10.84

5 years	114.05	100.44
Annual average	16.44	14.75

3 years	31.87	29.15
Annual average	9.66	8.82

1 year	-11.65	-10.17

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/08, there were 332, 264, 204, and 81 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.0610		—	—	—		$0.0410	$0.1010

Return of capital[1]	0.0053		0.0053	0.0053	0.0053		0.0053	0.0053

Capital gains

Long-term	1.7411		1.7411	1.7411	1.7411		1.7411	1.7411

Short-term	0.6716		0.6716	0.6716	0.6716		0.6716	0.6716

Total	$2.4790		$2.4180	$2.4180	$2.4180		$2.4590	$2.5190

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/07	$16.26	$17.25*	$15.76	$15.74	$15.93	$16.51*	$16.08	$16.30

4/30/08	11.97	12.70	11.50	11.47	11.67	12.09	11.80	12.01

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 See page 36 for details.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average	142.50%	128.52%	127.85%	127.85%	127.81%	127.81%	132.80%	124.66%	137.75%	146.36%
(life of fund)	11.09	10.31	10.27	10.27	10.27	10.27	10.55	10.09	10.83	11.30

5 years	92.75	81.64	85.77	83.77	85.80	85.80	88.24	81.56	90.55	95.25
Annual average	14.02	12.68	13.19	12.94	13.19	13.19	13.49	12.67	13.76	14.32

3 years	18.36	11.57	15.76	13.44	15.78	15.78	16.70	12.60	17.51	19.36
Annual average	5.78	3.72	5.00	4.29	5.01	5.01	5.28	4.03	5.53	6.08

1 year	–12.95	–17.93	–13.60	–17.21	–13.62	–14.34	–13.32	–16.37	–13.16	–12.68

Fund’s annual operating expenses For the fiscal year ended 4/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from November 1, 2007, to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.10	$ 9.61	$ 9.60	$ 8.44	$ 7.27	$ 4.93

Ending value (after expenses)	$888.00	$885.10	$884.20	$885.30	$887.20	$889.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2008, use the calculation method below. To find the value of your investment on November 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.52	$ 10.27	$ 10.27	$ 9.02	$ 7.77	$ 5.27

Ending value (after expenses)	$1,018.40	$1,014.67	$1,014.67	$1,015.91	$1,017.16	$1,019.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Average annualized expense ratio for Lipper peer group†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

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Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Mid Cap Value Fund	71%	63%	64%	89%	84%

Lipper Mid-Cap Value Funds category average	73%	79%	82%	90%	74%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 4/30/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are Portfolio Leaders of the fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds
Trustees	$ 145,000	$ 87,000,000

Putnam employees	$7,018,000	$626,000,000

Other Putnam funds managed by the Portfolio Leaders

Edward Shadek is also a Portfolio Leader of Putnam Small Cap Value Fund.

James Polk and Edward Shadek may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is

15

smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment

16

performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

58th	36th	72nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 299, 230 and 176 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Value Funds category for the one- and five-year periods ended March 31, 2008, were 63% and 56%, respectively. Over the one- and five-year periods ended March 31, 2008, the fund ranked 208th out of 330 and 113th out of 203, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

20

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 10, 2008

21

The fund’s portfolio 4/30/08

COMMON STOCKS (96.4%)*

	Shares	Value

Aerospace and Defense (2.2%)
L-3 Communications Holdings, Inc.	141,600	$15,781,320

Banking (5.7%)
Capitol Federal Financial	272,600	10,549,620
City National Corp.	88,000	4,269,760
Colonial Bancgroup, Inc.	59,900	487,586
First Citizens BancShares, Inc. Class A	66,500	9,361,205
TCF Financial Corp.	424,900	7,393,260
Washington Mutual, Inc.	669,600	8,229,384
		40,290,815

Building Materials (2.2%)
Stanley Works (The)	321,300	15,499,512

Chemicals (1.9%)
Celanese Corp. Ser. A	148,800	6,658,800
Cytec Industries, Inc.	114,200	6,738,942
		13,397,742

Commercial and Consumer Services (0.8%)
URS Corp. †	146,200	5,897,708

Construction (0.5%)
USG Corp. † (S)	100,600	3,552,186

Consumer Goods (3.8%)
Alberto-Culver Co. (S)	310,595	7,817,676
Clorox Co.	158,600	8,405,800
Newell Rubbermaid, Inc.	542,600	11,139,578
		27,363,054

Electric Utilities (3.6%)
Ameren Corp.	37,600	1,705,536
Edison International	192,500	10,042,725
PG&E Corp. (S)	113,700	4,548,000
Progress Energy, Inc.	77,780	3,265,982
Wisconsin Energy Corp.	134,000	6,359,640
		25,921,883

Electrical Equipment (1.6%)
WESCO International, Inc. †	297,900	11,084,859

Electronics (4.8%)
Amphenol Corp. Class A	324,600	14,990,028
Avnet, Inc. † (S)	123,100	3,223,989
General Cable Corp. † (S)	232,800	15,597,600
		33,811,617

Energy (2.6%)
BJ Services Co. (S)	259,300	7,330,411
National-Oilwell Varco, Inc. † (S)	163,033	11,159,609
		18,490,020

Financial (0.6%)
Assurant, Inc.	69,300	4,504,500

Food (1.2%)
Bunge, Ltd. (S)	75,000	8,556,750

COMMON STOCKS (96.4%)* continued

	Shares	Value

Gaming & Lottery (0.8%)
Scientific Games Corp. Class A † (S)	213,800	$6,020,608

Health Care Services (7.6%)
AmerisourceBergen Corp.	283,000	11,475,650
Coventry Health Care, Inc. † (S)	214,800	9,608,004
DaVita, Inc. †	134,500	7,049,145
Omnicare, Inc. (S)	577,030	11,742,561
Pediatrix Medical Group, Inc. †	206,600	14,052,932
		53,928,292

Household Furniture and Appliances (1.1%)
Whirlpool Corp. (S)	106,000	7,714,680

Insurance (5.1%)
Assured Guaranty, Ltd. (Bermuda)	250,600	6,337,674
Everest Re Group, Ltd. (Bermuda)	92,000	8,312,200
Fidelity National Title Group, Inc. Class A	526,600	8,420,334
Progressive Corp. (The) (S)	718,600	13,071,334
		36,141,542

Investment Banking/Brokerage (1.8%)
Ameriprise Financial, Inc.	81,600	3,875,184
Waddell & Reed Financial, Inc. Class A	255,500	8,651,230
		12,526,414

Machinery (3.3%)
Joy Global, Inc.	115,800	8,598,150
Kennametal, Inc.	306,000	10,639,620
Terex Corp. †	65,100	4,536,168
		23,773,938

Media (2.4%)
Interpublic Group of Companies,
Inc. (The) † (S)	1,892,600	17,128,030

Metals (3.6%)
Steel Dynamics, Inc.	391,700	13,650,745
United States Steel Corp. (S)	79,500	12,239,025
		25,889,770

Natural Gas Utilities (3.1%)
National Fuel Gas Co. (S)	160,500	8,214,390
Questar Corp. (S)	227,100	14,087,013
		22,301,403

Oil & Gas (4.8%)
EOG Resources, Inc. (S)	33,900	4,423,272
Frontier Oil Corp. (S)	288,200	7,161,770
Hess Corp. (S)	64,700	6,871,140
Newfield Exploration Co. †	152,800	9,284,128
Sunoco, Inc. (S)	133,400	6,191,094
		33,931,404

Pharmaceuticals (1.4%)
Sepracor, Inc. †	456,400	9,835,420

Power Producers (1.4%)
AES Corp. (The) †	584,800	10,152,128

22

COMMON STOCKS (96.4%)* continued

	Shares	Value

Real Estate (5.6%)
Annaly Mortgage
Management, Inc. (R)	1,044,790	$17,510,680
Colonial Properties Trust (R)	135,900	3,292,857
DiamondRock Hospitality Co. (R)	491,800	6,270,450
General Growth Properties, Inc. (R)	178,500	7,311,360
HCP, Inc. (R)	145,600	5,197,920
		39,583,267

Retail (13.1%)
BJ’s Wholesale Club, Inc. † #	658,600	25,105,832
OfficeMax, Inc. (S)	962,500	17,584,875
Ross Stores, Inc. (S)	504,300	16,889,007
Sally Beauty Holdings, Inc. † (S)	1,767,595	10,711,626
Supervalu, Inc.	243,100	8,046,610
Timberland Co. (The) Class A †	1,048,600	15,309,560
		93,647,510

Schools (1.1%)
Apollo Group, Inc. Class A †	160,816	8,185,534

Semiconductor (2.5%)
Atmel Corp. †	4,718,300	17,552,076

Shipping (2.6%)
Con-way, Inc. (S)	309,780	14,327,325
DryShips, Inc. (Greece) (S)	52,100	4,298,250
		18,625,575

COMMON STOCKS (96.4%)* continued

	Shares	Value

Software (3.6%)
McAfee, Inc. †	576,620	$19,172,615
Parametric Technology Corp. †	358,100	6,241,683
		25,414,298

Total common stocks (cost $657,900,549)		$686,503,855

INVESTMENT COMPANIES (0.7%)* (cost $6,430,591)

	Shares	Value
Market Vectors Gold Miners ETF
(Exchange-traded fund) (S)	114,200	$4,973,410

SHORT-TERM INVESTMENTS (23.0%)*

Principal amount/shares		Value
Short-term investments held as
collateral for loaned securities
with yields ranging from
1.96% to 3.11% and due dates
ranging from May 1, 2008 to
June 27, 2008 (d)	$139,546,450	$139,358,865
Putnam Prime Money Market Fund (e)	24,387,705	24,387,705

Total short-term investments (cost $163,746,570)		$163,746,570

TOTAL INVESTMENTS
Total investments (cost $828,077,710)		$855,223,835

* Percentages indicated are based on net assets of $712,436,478.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2008.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2008.

At April 30, 2008, liquid assets totaling $766,550 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 4/30/08

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	1	$346,500	Jun-08	$ (660)
S&P Mid Cap 400 Index E-Mini (Long)	5	420,050	Jun-08	(460)

Total				$(1,120)

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 4/30/08

ASSETS

Investment in securities, at value, including $136,197,607 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $803,690,005)	$830,836,130
Affiliated issuers (identified cost $24,387,705) (Note 5)	24,387,705

Cash	166,363

Dividends, interest and other receivables	532,637

Receivable for shares of the fund sold	590,471

Total assets	856,513,306

LIABILITIES

Payable for variation margin (Note 1)	1,120

Payable for shares of the fund repurchased	2,921,786

Payable for compensation of Manager (Notes 2 and 5)	1,144,580

Payable for investor servicing fees (Note 2)	212,575

Payable for custodian fees (Note 2)	471

Payable for Trustee compensation and expenses (Note 2)	84,998

Payable for administrative services (Note 2)	1,990

Payable for distribution fees (Note 2)	210,029

Collateral on securities loaned, at value (Note 1)	139,358,865

Other accrued expenses	140,414

Total liabilities	144,076,828

Net assets	$712,436,478

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$705,769,469

Undistributed net investment income (Note 1)	85,521

Accumulated net realized loss on investments (Note 1)	(20,563,517)

Net unrealized appreciation of investments	27,145,005

Total — Representing net assets applicable to capital shares outstanding	$712,436,478

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($527,392,470 divided by 44,062,105 shares)	$11.97

Offering price per class A share (100/94.25 of $11.97)*	$12.70

Net asset value and offering price per class B share ($81,206,572 divided by 7,063,474 shares)**	$11.50

Net asset value and offering price per class C share ($30,367,353 divided by 2,646,553 shares)**	$11.47

Net asset value and redemption price per class M share ($8,203,654 divided by 702,760 shares)	$11.67

Offering price per class M share (100/96.50 of $11.67)*	$12.09

Net asset value, offering price and redemption price per class R share ($7,142,783 divided by 605,474 shares)	$11.80

Net asset value, offering price and redemption price per class Y share ($58,123,646 divided by 4,840,512 shares)	$12.01

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations Year ended 4/30/08

INVESTMENT INCOME

Dividends	$ 11,931,785

Interest (including interest income of $1,146,384 from investments in affiliated issuers) (Note 5)	1,234,588

Securities lending	477,116

Total investment income	13,643,489

EXPENSES

Compensation of Manager (Note 2)	5,904,261

Investor servicing fees (Note 2)	2,925,325

Custodian fees (Note 2)	23,848

Trustee compensation and expenses (Note 2)	58,426

Administrative services (Note 2)	30,392

Distribution fees — Class A (Note 2)	1,632,130

Distribution fees — Class B (Note 2)	1,336,721

Distribution fees — Class C (Note 2)	396,259

Distribution fees — Class M (Note 2)	90,264

Distribution fees — Class R (Note 2)	33,793

Other	330,658

Non-recurring costs (Notes 2 and 6)	2,212

Costs assumed by Manager (Notes 2 and 6)	(2,212)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(76,519)

Total expenses	12,685,558

Expense reduction (Note 2)	(118,741)

Net expenses	12,566,817

Net investment income	1,076,672

Net realized gain on investments (Notes 1 and 3)	58,990,721

Net realized gain on futures contracts (Note 1)	319,307

Net unrealized depreciation of investments and futures
contracts during the year	(183,939,739)

Net loss on investments	(124,629,711)

Net decrease in net assets resulting from operations	$(123,553,039)

The accompanying notes are an integral part of these financial statements.

                                                                                                                                                                                                                                                                         25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	4/30/08	4/30/07

Operations:
Net investment income	$ 1,076,672	$ 12,755,369

Net realized gain on investments	59,310,028	121,390,714

Net unrealized depreciation of investments	(183,939,739)	(1,633,980)

Net increase (decrease) in net assets resulting from operations	(123,553,039)	132,512,103

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(2,669,498)	(9,194,467)

Class B	—	(1,602,571)

Class C	—	(349,906)

Class M	—	(141,220)

Class R	(20,840)	(55,482)

Class Y	(431,757)	(785,150)

Net realized short-term gain on investments

Class A	(29,392,166)	(15,017,629)

Class B	(5,177,970)	(5,871,099)

Class C	(1,830,878)	(1,031,302)

Class M	(532,138)	(339,621)

Class R	(341,395)	(98,859)

Class Y	(2,871,111)	(1,107,118)

From return of capital

Class A	(230,896)	—

Class B	(40,676)	—

Class C	(14,383)	—

Class M	(4,180)	—

Class R	(2,682)	—

Class Y	(22,554)	—

From net realized long-term gain on investments

Class A	(76,194,080)	(46,087,266)

Class B	(13,422,986)	(18,017,683)

Class C	(4,746,234)	(3,164,939)

Class M	(1,379,475)	(1,042,257)

Class R	(885,007)	(303,385)

Class Y	(7,442,856)	(3,397,610)

Redemption fees (Note 1)	1,385	2,579

Increase (decrease) from capital share transactions (Note 4)	(73,867,539)	38,387,864

Total increase (decrease) in net assets	(345,072,955)	63,294,982

NET ASSETS

Beginning of year	1,057,509,433	994,214,451

End of year (including undistributed net investment income of $85,521 and $404,725, respectively)	$ 712,436,478	$1,057,509,433

The accompanying notes are an integral part of these financial statements.

26

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                                                                                                                                                                                                                                                     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2008	$16.26	.04(d)	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	—(e)	$11.97	(12.18)	$527,392	1.27(d)	.25(d)	70.64
April 30, 2007	15.91	.24(d,f)	1.95	2.19	(.24)	(1.60)	—	(1.84)	—(e)	16.26	14.66	707,081	1.23(d)	1.53(d,f)	63.15
April 30, 2006	13.88	.04(d,g)	3.70	3.74	(.01)	(1.70)	—	(1.71)	—(e)	15.91	28.18	614,761	1.22(d,g)	.28(d,g)	63.63
April 30, 2005	12.53	.03(d,h)	1.51	1.54	—(e)	(.19)	—	(.19)	—(e)	13.88	12.31	455,115	1.30(d)	.21(d,h)	88.96
April 30, 2004	9.67	.05	2.82	2.87	(.01)	—	—	(.01)	—	12.53	29.72	378,117	1.28	.46	83.90

CLASS B
April 30, 2008	$15.76	(.07)(d)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	—(e)	$11.50	(12.78)	$81,207	2.02(d)	(.49)(d)	70.64
April 30, 2007	15.46	.12(d,f)	1.89	2.01	(.11)	(1.60)	—	(1.71)	—(e)	15.76	13.79	228,560	1.98(d)	.78(d,f)	63.15
April 30, 2006	13.62	(.07)(d,g)	3.61	3.54	—	(1.70)	—	(1.70)	—(e)	15.46	27.18	276,306	1.97(d,g)	(.46)(d,g)	63.63
April 30, 2005	12.39	(.07)(d,h)	1.49	1.42	—	(.19)	—	(.19)	—(e)	13.62	11.47	259,429	2.05(d)	(.52)(d,h)	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	—	12.39	28.79	271,485	2.03	(.28)	83.90

CLASS C
April 30, 2008	$15.74	(.07)(d)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	—(e)	$11.47	(12.87)	$30,367	2.02(d)	(.50)(d)	70.64
April 30, 2007	15.47	.12(d,f)	1.88	2.00	(.13)	(1.60)	—	(1.73)	—(e)	15.74	13.77	45,357	1.98(d)	.80(d,f)	63.15
April 30, 2006	13.62	(.07)(d,g)	3.62	3.55	—	(1.70)	—	(1.70)	—(e)	15.47	27.26	39,800	1.97(d,g)	(.47)(d,g)	63.63
April 30, 2005	12.39	(.07)(d,h)	1.49	1.42	—	(.19)	—	(.19)	—(e)	13.62	11.47	30,903	2.05(d)	(.52)(d,h)	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	—	12.39	28.79	30,149	2.03	(.29)	83.90

CLASS M
April 30, 2008	$15.93	(.03)(d)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	—(e)	$11.67	(12.64)	$8,204	1.77(d)	(.24)(d)	70.64
April 30, 2007	15.63	.16(d,f)	1.90	2.06	(.16)	(1.60)	—	(1.76)	—(e)	15.93	14.04	15,160	1.73(d)	1.03(d,f)	63.15
April 30, 2006	13.71	(.03)(d,g)	3.65	3.62	—	(1.70)	—	(1.70)	—(e)	15.63	27.61	14,075	1.72(d,g)	(.21)(d,g)	63.63
April 30, 2005	12.44	(.04)(d,h)	1.50	1.46	—	(.19)	—	(.19)	—(e)	13.71	11.74	13,306	1.80(d)	(.28)(d,h)	88.96
April 30, 2004	9.64	—(e)	2.80	2.80	—	—	—	—	—	12.44	29.05	12,513	1.78	(.03)	83.90

CLASS R
April 30, 2008	$16.08	—(d,e)	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	—(e)	$11.80	(12.39)	$7,143	1.52(d)	.01(d)	70.64
April 30, 2007	15.77	.18(d,f)	1.95	2.13	(.22)	(1.60)	—	(1.82)	—(e)	16.08	14.39	6,110	1.48(d)	1.21(d,f)	63.15
April 30, 2006	13.81	(.01)(d,g)	3.69	3.68	(.02)	(1.70)	—	(1.72)	—(e)	15.77	27.86	2,959	1.47(d,g)	(.03)(d,g)	63.63
April 30, 2005	12.50	(.03)(d,h)	1.54	1.51	(.01)	(.19)	—	(.20)	—(e)	13.81	12.06	345	1.55(d)	(.18)(d,h)	88.96
April 30, 2004	9.67	.03	2.82	2.85	(.02)	—	—	(.02)	—	12.50	29.43	15	1.53	.21	83.90

CLASS Y
April 30, 2008	$16.30	.07(d)	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	—(e)	$12.01	(11.91)	$58,124	1.02(d)	.51(d)	70.64
April 30, 2007	15.94	.27(d,f)	1.97	2.24	(.28)	(1.60)	—	(1.88)	—(e)	16.30	14.96	55,241	.98(d)	1.76(d,f)	63.15
April 30, 2006	13.90	.08(d,g)	3.71	3.79	(.05)	(1.70)	—	(1.75)	—(e)	15.94	28.50	46,314	.97(d,g)	.52(d,g)	63.63
April 30, 2005	12.55	.06(d,h)	1.51	1.57	(.03)	(.19)	—	(.22)	—(e)	13.90	12.53	36,322	1.05(d)	.45(d,h)	88.96
April 30, 2004	9.68	.08	2.83	2.91	(.04)	—	—	(.04)	—	12.55	30.06	24,872	1.03	.71	83.90

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2008	0.01%

April 30, 2007	<0.01

April 30, 2006	<0.01

April 30, 2005	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

(g) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

The accompanying notes are an integral part of these financial statements.

30

Notes to financial statements 4/30/08

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter —a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes.

31

The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2008, the value of securities loaned amounted to $136,197,607. The fund received cash collateral of $139,358,865 which is pooled with collateral of other Putnam funds into 58 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2009 $17,652,910 of losses recognized during the period November 1, 2007 to April 30, 2008.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, non taxable dividends and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2008, the fund reclassified $1,726,219 to increase undistributed net investment income with an increase to accumulated net realized losses of $1,726,219.

The tax basis components of distributable earnings and the federal tax cost as of April 30, 2008 were as follows:

Unrealized appreciation	$117,333,058
Unrealized depreciation	(93,013,138)
—————————————
Net unrealized appreciation	24,319,920
Post-October loss	(17,652,910)
Cost for federal income tax purposes	$830,903,915

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2008, Putnam Management waived $57,825 of its management fee from the fund.

For the year ended April 30, 2008, Putnam Management has assumed $2,212 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

32

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended April 30, 2008, the fund incurred $2,933,101 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended April 30, 2008, the fund’s expenses were reduced by $57,153 under the expense offset arrangements and by $61,588 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $431, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $59,330 and $686 from the sale of class A and class M shares, respectively, and received $146,367 and $5,134 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,298 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $619,448,142 and $823,601,060, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 4/30/08:

Shares sold	11,359,043	$173,993,786

Shares issued in connection with
reinvestment of distributions	7,957,847	102,258,356

	19,316,890	276,252,142

Shares repurchased	(18,742,615)	(255,052,696)

Net increase	574,275	$21,199,446

Year ended 4/30/07:

Shares sold	11,065,524	$171,087,729

Shares issued in connection with
reinvestment of distributions	4,401,770	66,246,570

	15,467,294	237,334,299

Shares repurchased	(10,619,341)	(163,746,656)

Net increase	4,847,953	$73,587,643

33

CLASS B	Shares	Amount

Year ended 4/30/08:

Shares sold	700,594	$9,831,363

Shares issued in connection with
reinvestment of distributions	1,393,404	17,250,338

	2,093,998	27,081,701

Shares repurchased	(9,529,955)	(141,473,310)

Net decrease	(7,435,957)	$(114,391,609)

Year ended 4/30/07:

Shares sold	1,741,453	$26,080,981

Shares issued in connection with
reinvestment of distributions	1,612,227	23,603,039

	3,353,680	49,684,020

Shares repurchased	(6,723,039)	(100,622,152)

Net decrease	(3,369,359)	$(50,938,132)

CLASS C	Shares	Amount

Year ended 4/30/08:

Shares sold	401,851	$5,709,070

Shares issued in connection with
reinvestment of distributions	454,007	5,611,525

	855,858	11,320,595

Shares repurchased	(1,090,652)	(14,059,135)

Net decrease	(234,794)	$ (2,738,540)

Year ended 4/30/07:

Shares sold	590,164	$8,887,360

Shares issued in connection with
reinvestment of distributions	267,479	3,910,542

	857,643	12,797,902

Shares repurchased	(549,119)	(8,191,995)

Net increase	308,524	$4,605,907

CLASS M	Shares	Amount

Year ended 4/30/08:

Shares sold	53,263	$784,040

Shares issued in connection with
reinvestment of distributions	149,337	1,875,677

	202,600	2,659,717

Shares repurchased	(451,488)	(5,979,073)

Net decrease	(248,888)	$(3,319,356)

Year ended 4/30/07:

Shares sold	145,190	$2,194,014

Shares issued in connection with
reinvestment of distributions	100,308	1,482,555

	245,498	3,676,569

Shares repurchased	(194,624)	(2,955,810)

Net increase	50,874	$720,759

CLASS R	Shares	Amount

Year ended 4/30/08:

Shares sold	373,124	$5,200,248

Shares issued in connection with
reinvestment of distributions	97,239	1,232,990

	470,363	6,433,238

Shares repurchased	(244,974)	(3,223,304)

Net increase	225,389	$3,209,934

Year ended 4/30/07:

Shares sold	267,511	$4,067,285

Shares issued in connection with
reinvestment of distributions	30,369	452,494

	297,880	4,519,779

Shares repurchased	(105,485)	(1,587,287)

Net increase	192,395	$2,932,492

CLASS Y	Shares	Amount

Year ended 4/30/08:

Shares sold	2,307,397	$34,323,413

Shares issued in connection with
reinvestment of distributions	836,047	10,768,278

	3,143,444	45,091,691

Shares repurchased	(1,691,151)	(22,919,105)

Net increase	1,452,293	$22,172,586

Year ended 4/30/07:

Shares sold	976,196	$15,203,911

Shares issued in connection with
reinvestment of distributions	350,784	5,289,878

	1,326,980	20,493,789

Shares repurchased	(843,474)	(13,014,594)

Net increase	483,506	$7,479,195

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2008, management fees paid were reduced by $18,694 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,146,384 for the year ended April 30, 2008. During the year ended April 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $352,742,269 and $370,225,004, respectively.

34

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

35

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $64,076,516 as long-term capital gain, for its taxable year ended April 30, 2008.

For the year ended April 30, 2008, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The fund designated 55.84% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2008, the fund hereby designates 57.05%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended April 30, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Morgan Stanley and Company, Citigroup Global Markets, Credit Suisse First Boston, UBS Warburg, and Merrill Lynch Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the year ended April 30, 2008.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, JPMorgan Clearing, Lehman Brothers, RBC Capital Markets, SG Cowen, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

36

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes withheld	Abstentions

37,792,211	1,488,626	1,471,855

All tabulations are rounded to the nearest whole number.

37

About the Trustees

Jameson A. Baxter Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

38

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.* Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, theTuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow Trustee since 1997

Dr. Joskow is an economist and President of the Alfred . Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

39

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

40

Richard B.Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University ofTennessee and pursued graduate studies in economics at the University ofTexas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

41

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
Jonathan S. Horwitz (Born 1955)	State Street Research & Management Company
Senior Vice President and Treasurer
Since 2004	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Prior to 2004, Managing Director,	Since 2007
Putnam Investments
Managing Director, Putnam Investments, Putnam Management,
Steven D. Krichmar (Born 1958)	and Putnam Retail Management. Prior to 2004, member of Bell
Vice President and Principal Financial Officer	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Since 2002	Liberty Funds Group LLC

Senior Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Janet C. Smith (Born 1965)	Since 2002
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Managing Director, Putnam Investments	Since 2005

Beth S. Mazor (Born 1958)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk, Assistant Treasurer
Since 2002	and Proxy Manager
Since 2005
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds). Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN075-25835 6/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2008	$37,550	$--	$3,550	$-

April 30, 2007	$36,744*	$--	$3,050	$ 626

* Includes fees $4,394 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended April 30, 2007. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2008 and April 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,550 and $3,676 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2008	$ -	$ -	$ -	$ -

April 30, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008